Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1862

                          All Cap Core Strategy 2018-2
                         Large Cap Core Strategy 2018-2
                        S&P PowerPicks Portfolio 2018-2
                        Large Cap Value Strategy 2018-2

                          Supplement to the Prospectus

As a result of a previously announced spin-off, on June 1, 2018, holders of DXC Technology Company ("DXC") common stock received 1 share of Perspecta Inc. ("PRSP") common stock for every 2 shares of DXC common stock held as of May 25, 2018.

Notwithstanding anything to the contrary in the prospectus, the Portfolios now hold, and will continue to purchase, shares of DXC and PRSP.

Supplement Dated: June 1, 2018